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                                                                    Exhibit 23.1

[LETTERHEAD OF PETERSON SULLIVAN P.L.L.C. APPEARS HERE]



                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------



We consent to the use in this Post-Effective Amendment No. 3 to this Registration Statement, relating to 2,925,018 shares of common stock, of Interactive Objects, Inc. on Form SB-2 of our report dated February 10, 1999, appearing in the Prospectus which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Peterson Sullivan P.L.L.C.
Seattle, Washington
November 18, 1999